SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : April 25, 2001

ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated February 1, 2001 providing for the issuance of
2001-CB1  Trust,   C-BASS  Mortgage  Loan  Asset-Backed   Certificates,   Series
2001-CB1).

                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                  333-32857-04              75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (703) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's 2001-CB1 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2001-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2001 ( the "Agreement"), among Asset Backed Funding Corporation, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and The Chase Manhattan Bank, as Trustee. On April 25, 2001 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on April 25, 2001 as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date:  July 17, 2001          By: /s/
                                        Karen Schluter
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         April 25, 2001

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  April 25, 2001


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               April 25, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------

A1F       43,000,000.00     42,325,456.92   2,132,984.85    200,340.50   2,333,325.35     0.00        0.00           40,192,472.07
A2F       14,500,000.00     14,500,000.00           0.00     73,442.50      73,442.50     0.00        0.00           14,500,000.00
A3F       13,495,000.00     13,495,000.00           0.00     76,437.93      76,437.93     0.00        0.00           13,495,000.00
A1A      119,800,000.00    119,702,491.23     931,665.36    533,673.61   1,465,338.97     0.00        0.00          118,770,825.87
M1        11,093,000.00     11,093,000.00           0.00     67,223.58      67,223.58     0.00        0.00           11,093,000.00
M2         7,536,000.00      7,536,000.00           0.00     48,042.00      48,042.00     0.00        0.00            7,536,000.00
B1         6,241,000.00      6,241,000.00           0.00     47,223.57      47,223.57     0.00        0.00            6,241,000.00
B2         3,972,000.00      3,972,000.00           0.00     30,054.80      30,054.80     0.00        0.00            3,972,000.00
N         12,400,000.00     11,533,952.51     596,112.40    112,936.62     709,049.02     0.00        0.00           10,937,840.11
R                  0.00              0.00           0.00          0.00           0.00     0.00        0.00                    0.00
TOTALS   232,037,000.00    230,398,900.66   3,660,762.61  1,189,375.11   4,850,137.72     0.00        0.00          226,738,138.05

X        221,568,472.13    221,080,632.87           0.00          0.00           0.00     0.00        0.00          218,015,982.66


-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
                                                                                                                    CURRENT
             BEGINNING                                                       ENIDNG                                PASS-THRU
CLASS        PRINCIPAL       PRINCIPAL      INTEREST        TOTAL           PRINCIPAL            CLASS               RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1F        984.31295163      49.60429884    4.65908140    54.26338023       934.70865279          A1F              5.680000 %
A2F      1,000.00000000       0.00000000    5.06500000     5.06500000     1,000.00000000          A2F              6.078000 %
A3F      1,000.00000000       0.00000000    5.66416673     5.66416673     1,000.00000000          A3F              6.797000 %
A1A        999.18607037       7.77683940    4.45470459    12.23154399       991.40923097          A1A              5.350000 %
M1       1,000.00000000       0.00000000    6.06000000     6.06000000     1,000.00000000           M1              7.272000 %
M2       1,000.00000000       0.00000000    6.37500000     6.37500000     1,000.00000000           M2              7.650000 %
B1       1,000.00000000       0.00000000    7.56666720     7.56666720     1,000.00000000           B1              9.080000 %
B2       1,000.00000000       0.00000000    7.56666667     7.56666667     1,000.00000000           B2              9.080000 %
N          930.15746048      48.07358065    9.10779194    57.18137258       882.08387984            N             11.750000 %
TOTALS     992.94035287      15.77663308    5.12579938    20.90243246       977.16371979

X          997.79824604       0.00000000    0.00000000     0.00000000       983.96662921            X              0.000000 %
-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               KAREN SCHLUTER
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.schluter@chase.com
                     ---------------------------------------

                                      -6-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDER
                                                   April 25, 2001



Sec. 4.06(iii) O/C Amount                                                           2,215,684.72
Sec. 4.06(iii) Targeted O/C Amount                                                  2,215,684.72
Sec. 4.06(iii) O/C Deficiency Amount                                                        0.00
Sec. 4.06(iii) O/C Release Amount                                                           0.00
Sec. 4.06(iii) Monthly Excess Interest                                                671,010.95
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                        671,010.95
Sec. 4.06(iii) Extra Principal Distribution Amount                                          0.00

Sec. 4.06(iv) Servicing Compensation                                                        0.00
Sec. 4.06(iv) Servicing Fee                                                            92,355.71
Sec. 4.06(iv) PMI Premium                                                              82,839.92
Sec. 4.06(iv) Special Servicing Fee Accrued                                             7,650.00
Sec. 4.06(iv) Special Servicing Fee Paid                                                7,650.00

Sec. 4.06(v)  Current Advances

Sec. 4.06(vi) Ending Collateral Balance Group 1 Total                              99,211,309.83
Sec. 4.06(vi) Ending Collateral Balance Group 2 Total                             118,804,672.83

Sec. 4.06(vii) Total Beginning Number of Loans                                          2,399.00
Sec. 4.06(vii) Group 1 Beginning Number of Loans                                        1,329.00
Sec. 4.06(vii) Group 2 Beginning Number of Loans                                        1,070.00

Sec. 4.06(vii) Total Ending Number of Loans                                             2,366.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                                     1,307.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                                     1,059.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans                               10.42%
Sec. 4.06(vii) Group 1 Weighted Average Mortgage Rate                                     10.02%
Sec. 4.06(vii) Group 2 Weighted Average Mortgage Rate                                     10.75%

Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                                  270.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                                  343.00

Sec. 4.03(viii)Loans Delinquent

                                        Group 1
                  Category         Number        Principal Balance      Percentage
                 --------------------------------------------------------------------
                   1 Month            94              7,419,785.08        7.48 %
                   2 Months           28              1,857,671.42        1.87 %
                   3 Months           67              5,876,780.34        5.92 %
                   Total             189             15,154,236.84       15.27 %


                                        Group 2
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                   1 Month            53              4,986,498.40        4.20 %
                   2 Months           22              2,877,364.94        2.42 %
                   3 Months           26              1,913,712.42        1.61 %
                   Total             101              9,777,575.76        8.23 %


                                        Group Totals
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month          147             12,406,283.48        5.69 %
                    2 Months          50              4,735,036.36        2.17 %
                    3 Months          93              7,790,492.76        3.57 %
                    Total            290             24,931,812.60       11.43 %

                               Please Note: Delinquency Numbers Include Bankruptcies and Forecloures


                                      -7-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               April 25, 2001



Sec. 4.03(viii)Loans in Foreclosures

                                           Loans in Foreclosure
                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                    0                   0.00            0.00%

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                    0                   0.00            0.00%

                                                 Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                    0                   0.00            0.00%


Sec. 4.03(viii)Loans in Bankruptcy

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                 42             3,448,344.94              3.48%


                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                 19             1,605,346.33              1.35%


                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                 61             5,053,691.27              2.32%



Sec. 4.03(ix)Loans in REO
                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  0                  0.00               0.00%

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  0                  0.00               0.00%

                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  0                  0.00               0.00%










                                      -8-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-CB4
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               December 26, 2000



Sec. 4.06(x) Sec. 4.06(x) REO Book Value
Sec. 4.06(viii) REO Book Value Group 1                                                  0.00
Sec. 4.06(viii) REO Book Value Group 2                                                  0.00

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1                                                   2,016,069.79
Principal Prepayments Group 2                                                     871,473.61

Sec. 4.06(xii) Prepayment Penalties/Premiums

Sec. 4.06(xii) Realized Losses
Realized Losses Incurred in Group 1                                                     0.00
Realized Losses Incurred in Group 2                                                     0.00

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.02(xiv) Class B Unpaid Realized Loss Amount                                      0.00
Sec. 4.02(xiv) Class B Applied Realized Loss Amortization Amount                        0.00
Sec. 4.02(xiv) Class B2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.02(xiv) Class B2 Unpaid Realized Loss Amount
Sec. 4.06(xvii) Unpaid Interest                                                         0.00
Class A1A Unpaid Interest Shortfall                                                     0.00
Class A1F Unpaid Interest Shortfall                                                     0.00
Class A2F Unpaid Interest Shortfall                                                     0.00
Class A3F Unpaid Interest Shortfall                                                     0.00
Class M1 Unpaid Interest Shortfall                                                      0.00
Class M2 Unpaid Interest Shortfall                                                      0.00
Class B1  Unpaid Interest Shortfall                                                     0.00
Class B2  Unpaid Interest Shortfall                                                     0.00
Class N Unpaid Interest Shortfall                                                       0.00

Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                                     0.00

Sec. 4.06(xxi) Trustee Fee Paid                                                     1,842.34

Sec. 4.06(xxii)Libor Carryover Amount - Class A-1A                                      0.00

Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-1A                               0.00

Sec. 4.06(xiv) Has the Trigger Event Occurred                                           no

Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                                  N/A

Sec. 4.06 Cummulative Realized Losses as a Percentage of Original Collateral Balance    0.0%

Sec. 4.06(xxv) Available Funds by Group
        Available Funds                                                         4,813,941.98
        Interest Remittance Amount                                              1,749,291.77
        Principal Remittance Amount                                             3,064,650.21

Sec 4.06 Repurchased Principal                                                          0.00

Sec 4.06 Class X Distributable Amount                                                   0.00


                                      -9-

